April 16, 2002



Wallace Funds
6600 France Avenue South
Suite 275
Edina, MN 55435

Gentleman/Ladies:

         I am writing in connection with the 254.1960 shares of beneficial interest of Wallace Growth Fund, a series of Wallace Funds that I have purchased from you at a price of $10.00 per share. This is to advise you that the shares I have purchased were purchased for investment only with no present intention of selling such shares, and I do not now have any intention of selling such shares.

                                Very truly yours,



                            ___/s/Arthur B. Carlson III_____

                              Arthur B. Carlson III



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                                 April 16, 2002





Wallace Funds
6600 France Avenue South
Suite 275
Edina, MN 55435

Gentleman/Ladies:

         I am writing in connection with the 1,743.3590 shares of beneficial interest of Wallace Growth Fund, a series of Wallace Funds that I have purchased from you at a price of $10.00 per share. This is to advise you that the shares I have purchased were purchased for investment only with no present intention of selling such shares, and I do not now have any intention of selling such shares.

                                Very truly yours,



                           __/s/ Shelia D. Hoffman-Hicks____

                             Shelia D. Hoffman-Hicks

                                 April 16, 2002



Wallace Funds
6600 France Avenue South
Suite 275
Edina, MN 55435

Gentleman/Ladies:

         I am writing in connection with the 544.7940 shares of beneficial interest of Wallace Growth Fund, a series of Wallace Funds that I have purchased from you at a price of $10.00 per share. This is to advise you that the shares I have purchased were purchased for investment only with no present intention of selling such shares, and I do not now have any intention of selling such shares.

                                Very truly yours,



                              __/s/ Mary E. Guion____

                                  Mary E. Guion

                                 April 16, 2002



Wallace Funds
6600 France Avenue South
Suite 275
Edina, MN 55435

Gentleman/Ladies:

         I am writing in connection with the 2,240.0880 shares of beneficial interest of Wallace Growth Fund, a series of Wallace Funds that I have purchased from you at a price of $10.00 per share. This is to advise you that the shares I have purchased were purchased for investment only with no present intention of selling such shares, and I do not now have any intention of selling such shares.

                                Very truly yours,



                              __/s/ David A. Holm____
                                  David A. Holm

                                 April 16, 2002



Wallace Funds
6600 France Avenue South
Suite 275
Edina, MN 55435

Gentleman/Ladies:

         I am writing in connection with the 2,198.1460 shares of beneficial interest of Wallace Growth Fund, a series of Wallace Funds that I have purchased from you at a price of $10.00 per share. This is to advise you that the shares I have purchased were purchased for investment only with no present intention of selling such shares, and I do not now have any intention of selling such shares.

                                Very truly yours,



                                __/s/ Judy Holm__

                                    Judy Holm

                                 April 16, 2002



Wallace Funds
6600 France Avenue South
Suite 275
Edina, MN 55435

Gentleman/Ladies:

         We are writing in connection with the 1,500.00 shares of beneficial interest of Wallace Growth Fund, a series of Wallace Funds that we have purchased from you at a price of $10.00 per share. This is to advise you that the shares we have purchased were purchased for investment only with no present intention of selling such shares, and we do not now have any intention of selling such shares.

                                Very truly yours,

                      Daniel M. Newby and Denise D. Newby,
                      joint tenants with right of survivorship


                               /s/ Daniel M. Newby

                               /s/ Denise D. Newby

                                 April 16, 2002



Wallace Funds
6600 France Avenue South
Suite 275
Edina, MN 55435

Gentleman/Ladies:

         We are writing in connection with the 4,350.00 shares of beneficial interest of Wallace Growth Fund, a series of Wallace Funds that we have purchased from you at a price of $10.00 per share. This is to advise you that the shares we have purchased were purchased for investment only with no present intention of selling such shares, and we do not now have any intention of selling such shares.

                                Very truly yours,

                          David A. Holm and Judy Holm,
                          joint tenants with right of survivorship


                                /s/ David A. Holm

                                /s/ Judy Holm